                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      August 30, 1996
                                                -------------------------




                          SOUTHERN MINERAL CORPORATION
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-8043                                            36-2068676
- ------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



            500 Dallas Street, Suite 2800, Houston, Texas 77002-4708
- --------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (713) 658-9444
                                                          --------------



- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On August 30, 1996, Southern Mineral Corporation (the "Company" or "Registrant") purchased from an affiliate of Torch Energy Finance Company ("Torch"), the limited partnership interest in SMC Development, L. P., a Texas limited partnership, for $3,000,000 cash. SMC Development, L. P. was dissolved and its oil and gas properties distributed to the Company and its co-venturer, Diasu Oil & Gas Co., Inc. ("Diasu"). Upon the dissolution, the Company and Diasu acquired an undivided 93% and 7% interest in the properties, respectively, except that the Company's interest in certain of the properties will decrease to 81.5% after the Company has recovered its costs of acquiring Torch's limited partnership interest.

     The Company financed the purchase price with internally generated funds and an increase in the Company's borrowing base under its credit facility with Compass Bank-Houston to $11,700,000 as of August 30, 1996, from $10,300,000. Commencing on October 1, 1996, the amount of the borrowing base reduces by $175,000 per month.

     This summary is qualified in its entirety by the August 30, 1996, Purchase and Sale Agreement and Assignment of Partnership Interest between the Company and Torch, the Agreement Regarding Dissolution of Partnerships between the Company and Diasu, and the Amendment to Credit Agreements between the Company and Compass Bank-Houston filed herewith as exhibits. The September 3, 1996, News Release of the Company concerning the subject transactions is attached hereto as an exhibit and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)    Financial Statements of Business Acquired.

     SMC Development, L. P. was formed on January 5, 1996, to acquire minority non-operated working interests in nineteen oil and gas properties and to drill four development wells. Three of the four development wells were successfully completed and are expected to commence production in September of 1996. Financial statements of the acquired operations are not included, since historical results of operations are not material.

     (b)    Pro Forma Financial Information.

     On August 30, 1996, the Company acquired the limited partnership interest in SMC Development, L. P. for $3,000,000. The Company previously owned a 7% general partnership interest in the partnership. The partnership's assets consisted of proved producing and proved undeveloped oil and gas properties, with most of the value related to the proved undeveloped properties that were drilled in 1996.




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



     The pro forma condensed combined balance sheet as of June 30, 1996, presents the acquisition of the SMC Development, L. P. properties as if it had occurred at June 30, 1996, while the condensed combined statements of earnings for the twelve months ended December 31, 1995, and six months ended June 30, 1996, present the transaction as if it had occurred at January 1, 1995.

     (c)   Exhibits.


           2.1 Purchase and Sale Agreement and Assignment of Partnership Interest, dated August 30, 1996, by and between Torch Energy Finance Fund Limited Partnership I and Southern Mineral Corporation (filed herewith).

           2.2 Agreement Regarding Dissolution of Partnerships, dated August 30, 1996, between Southern Mineral Corporation and Diasu Oil & Gas Co., Inc. (filed herewith without Annexes indexed therein, which will be furnished upon the Commission's request).

           10.1 Amendment to Credit Agreements between Southern Mineral Corporation et al and Compass Bank-Houston dated August 30, 1996 (filed herewith).

           99 News Release of Southern Mineral Corporation dated September 3, 1996 (filed herewith).




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



                    INDEX TO PRO FORMA FINANCIAL STATEMENTS

                                                                     Page Number
Pro Forma Condensed Consolidated Balance Sheet as of
  June 30, 1996 (Unaudited)                                                5

Pro Forma Condensed Consolidated Statement of
  Operations for the Twelve Months Ended
  December 31, 1995 (Unaudited)                                            6

Pro Forma Condensed Consolidated Statement of
  Operations for the Six Months Ended
  June 30, 1996 (Unaudited)                                                7

Notes to Pro Forma Condensed Consolidated Financial                        8
  Statements for the Balance Sheet as of June 30, 1996,
  the Statement of Earnings for the Twelve Months Ended December 31,
  1995, and the Statement of Earnings for the Six Months Ended June
  30, 1996 (Unaudited)

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                              As of June 30, 1996
                                  (Unaudited)
                                (000's Omitted)



                                                    SOUTHERN               SMC       PRO FORMA ADJUSTMENTS
                                                     MINERAL          DEVELOPMENT,                 NOTE          PRO FORMA
                                                   CORPORATION            L.P.        AMOUNT     REFERENCE     CONSOLIDATED
                                                 ----------------     ------------   ---------------------     ------------
ASSETS
Current Assets
     Cash and cash equivalents                      $    200                 --                --                $    200

     Receivables                                       1,562                   120             --                   1,682

     Other                                               108                    28              (28)   (2)            108
                                                    --------              --------         --------              --------
     Total Current Assets                              1,870                   148              (28)                1,990
                                                    --------              --------         --------              --------

Property and Equipment, Net                           17,397                 2,486              422    (3)         20,305

Other Assets                                           1,954                  --               --                   1,954
                                                    --------              --------         --------              --------

                                                    $ 21,221              $  2,634         $    394              $ 24,249
                                                    ========              ========         ========              ========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
     Accounts Payable                               $    419              $     28             --                $    447
     Accrued Taxes                                       226                  --               --                     226
                                                    --------              --------         --------              --------
     Total Current Liabilities                           645                    28                0                   673
                                                    --------              --------         --------              --------
Deferred Income Taxes                                    774                  --               --                     774

Long-term debt                                        12,900                  --              3,000    (2)         15,900

Stockholders' Equity
     Partnership Capital Contribution                   --                   2,530           (2,530)   (2)              0

     Common Stock                                         66                  --               --                      66

     Additional Paid in Capital                        3,313                  --               --                   3,313

     Retained Earnings                                 3,576                    76              (76)                3,576
                                                    --------              --------         --------              --------
                                                       6,955                 2,606           (2,606)   (2)          6,955

     Treasury stock                                      (53)                 --               --                     (53)
                                                    --------              --------         --------              --------
     Total Stockholders' Equity                        6,902                 2,606           (2,606)                6,902
                                                    --------              --------         --------              --------

                                                    $ 21,221              $  2,634         $    394              $ 24,249
                                                    ========              ========         ========              ========

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                 For the Twelve Months Ended December 31, 1995
                                  (Unaudited)
            (000's Omitted, except for Share and Per Share Amounts)



                                                    SOUTHERN               SMC       PRO FORMA ADJUSTMENTS
                                                     MINERAL          DEVELOPMENT,                 NOTE          PRO FORMA
                                                   CORPORATION            L.P.        AMOUNT     REFERENCE     CONSOLIDATED
                                                 ----------------     ------------   ---------------------     ------------
Revenues
     Oil and Gas                                    $ 2,044             $   313             --                    $ 2,357
                                                    -------             -------          -------                  -------

Expenses
     Production                                         656                 110             --                        766

     Exploration                                        221                --               --                        221

     Depletion and depreciation                         792                --                 87     (5)              879

     General and administrative                         702                --                  2     (2)              704

     Interest                                          --                  --                248     (4)              248

     Other                                              117                --               --                        117

                                                    -------             -------          -------                  -------
                                                      2,488                 110              337                    2,935
                                                    -------             -------          -------                  -------

Other income (expense)                                  316                --               --                        316
                                                    -------             -------          -------                  -------

Net income (loss) before
  income taxes                                         (128)                203             (337)                    (262)

Income tax                                                9                --               --                          9
                                                    -------             -------          -------                  -------

Net income (loss)                                   $  (137)            $   203          $  (337)                 $  (271)
                                                    =======             =======          =======                  =======

Net income per share                                $ (0.02)                                                      $ (0.05)
                                                    =======                                                       =======

Weighted average shares
  outstanding                                         5,507                                                         5,507
                                                    =======                                                       =======





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
                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1996
                                  (Unaudited)
            (000's Omitted, except for Share and Per Share Amounts)



                                                    SOUTHERN               SMC       PRO FORMA ADJUSTMENTS
                                                     MINERAL          DEVELOPMENT,                 NOTE          PRO FORMA
                                                   CORPORATION            L.P.        AMOUNT     REFERENCE     CONSOLIDATED
                                                 ----------------     ------------   ---------------------     ------------
Revenues
     Oil and Gas                                    $ 5,210             $   121             --                   $ 5,331
                                                    -------             -------          -------                 -------
Expenses
     Production                                       1,163                  68             --                     1,231

     Exploration                                         83                --               --                        83

     Depletion and depreciation                       1,181                   5               28    (5)            1,214

     General and administrative                         822                   1             --                       823

     Interest                                           619                --                124    (4)              743

     Other                                              189                --               --                       189

                                                    -------             -------          -------                 -------
                                                      4,057                  74              152                   4,283
                                                    -------             -------          -------                 -------

Other income (expense)                                  812                  29             --                       841
                                                    -------             -------          -------                 -------
Net income (loss) before
  income taxes                                        1,965                  76             (152)                  1,889

Income tax                                              521                --                (26)                    495
                                                    -------             -------          -------                 -------

Net income (loss)                                   $ 1,444             $    76          $  (126)                $ 1,394
                                                    =======             =======          =======                 =======

Net income per share                                $  0.22                                                      $  0.22
                                                    =======                                                      =======
Weighted average shares
  outstanding                                         6,465                                                        6,465
                                                    =======                                                      =======






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
                          SOUTHERN MINERAL CORPORATION

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                 JUNE 30, 1996
                                  (Unaudited)



Note 1: On August 30, 1996 Southern Mineral Corporation (Southern Mineral) acquired the limited partnership interest in SMC Development, L.P. for $3,000,000. Southern Mineral previously owned a 7% general partnership interest in the partnership. The partnership's assets consisted of proved producing and proved undeveloped oil and gas properties, with most of the value related to proved undeveloped properties and wells drilled in 1996, but not yet producing.

          The pro forma balance sheet presents the acquisition of the SMC Development, L. P. limited partnership interest as if it had occurred at June 30, 1996, while the pro forma statement of operations for the six months ended June 30, 1996 and the year ended December 31, 1995 present the transaction as if it had occurred at January 1, 1995.

          These statements should be read in conjunction with the separate financial statements and notes thereto of Southern Mineral's previously filed statements. The pro forma statement of operations is not necessarily indicative of the results of operations of the Company as it may be in the future or as if it might have been had the acquisition been effective at January 1, 1995.

          Historical amounts for the 1995 statement of operations were obtained from Diasu Oil & Gas Co., Inc., the owners of the properties prior to their purchase by SMC Development, L. P. The amounts for the six months ended June 30, 1996 are from the partnership records.

Note 2: Reflects purchase of the limited partnership interest. Financing was obtained through additional long-term debt.

Note 3: Reflects adjustment of the Partnership's historical cost basis in assets to fair value.

Note 4: Reflects additional interest expense as a result of debt financing of the acquisition.

Note 5: Reflects depreciation, depletion and amortization, including amount related to the increase in oil and gas property bases.

Note 6: Reflects reduction in income tax expense caused by reduction in pro forma earnings.




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

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SOUTHERN MINERAL CORPORATION



Date September 16, 1996                By    /s/ James H Price
     ------------------                  -------------------------------
                                         James H Price
                                         Vice President-Finance
                                         (Chief Accounting Officer)





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
                               INDEX TO EXHIBITS


           2.1 Purchase and Sale Agreement and Assignment of Partnership Interest, dated August 30, 1996, by and between Torch Energy Finance Fund Limited Partnership I and Southern Mineral Corporation (filed herewith).

           2.2 Agreement Regarding Dissolution of Partnerships, dated August 30, 1996, between Southern Mineral Corporation and Diasu Oil & Gas Co., Inc. (filed herewith without Annexes indexed therein, which will be furnished upon the Commission's request).

           10.1 Amendment to Credit Agreements between Southern Mineral Corporation et al and Compass Bank-Houston dated August 30, 1996 (filed herewith).

           99 News Release of Southern Mineral Corporation dated September 3, 1996 (filed herewith).